UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 15, 2025

Mercedes-Benz Auto Lease Trust 2025-A
(Exact name of Issuing Entity as specified in its charter)
Central Index Key Number of Issuing Entity:  002064615

Mercedes-Benz Trust Leasing LLC
(Exact name of Depositor as specified in its charter)
Central Index Key Number of Depositor:  0001537805

Mercedes-Benz Financial Services USA LLC
(Exact name of Sponsor as specified in its charter)
Central Index Key Number of Sponsor:  0001540252

State of Delaware	333-265682-05	33-6958467
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35555 W. Twelve Mile Road, Suite 100 Farmington Hills, Michigan	48331
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (248) 991-6700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 1 — Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.

In connection with the $1,059,520,000 principal amount of Asset Backed Notes (the “Notes”) to be issued by Mercedes-Benz Auto Lease Trust 2025-A (the “Issuer”) and offered pursuant to the Prospectus dated May 14, 2025, Mercedes-Benz Trust Leasing LLC (“Mercedes-Benz Trust Leasing”) and Mercedes-Benz Financial Services USA LLC (“MBFS USA”) entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc., MUFG Securities Americas Inc. and RBC Capital Markets, LLC, as representatives of the several underwriters.  A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K.

Section 8 — Other Events

Item 8.01.	Other Events.

In connection with the offering on the Notes, the chief executive officer of Mercedes-Benz Trust Leasing has made the certifications required by Paragraph I.B.1(a) of Form SF-3, which certifications are attached as Exhibit 36.1 to this Current Report on Form 8-K.  The certification is being filed on this Current Report on Form 8-K to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

In connection with the issuance of the Notes, the Issuer, Mercedes-Benz Trust Leasing and/or Mercedes-Benz Vehicle Trust intend to enter into at closing the agreements listed below in Item 9.01 and attached as Exhibits 4.1, 4.2, 4.4, 10.1, 10.2, 10.4, 10.5, 99.2, 99.3 and 99.4 to this Current Report on Form 8-K.  These agreements, the forms of which were filed as exhibits to Mercedes-Benz Trust Leasing’s registration statement (333-265682), are being filed on this Current Report on Form 8-K to satisfy the requirements of Item 1100(f) of Regulation AB. The agreements filed as Exhibits 4.3, 10.3 and 99.1 to this Current Report on Form 8-K have been amended since their filing as exhibits to Mercedes-Benz Trust Leasing’s registration statement.

Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

1.1
Underwriting Agreement, dated May 14, 2025, among Mercedes-Benz Trust Leasing, MBFS USA, and BofA Securities, Inc., MUFG Securities Americas Inc. and RBC Capital Markets, LLC, as representatives of the several underwriters named therein.

4.1	Indenture, dated as of May 1, 2025, between the Issuer and U.S. Bank Trust Company, National Association, as indenture trustee (the “Indenture Trustee”).
4.2	Amended and Restated Trust Agreement, dated as of May 1, 2025, between Mercedes-Benz Trust Leasing, as transferor, and Wilmington Trust, National Association, as owner trustee.
4.3
Second Amended and Restated Collateral Agency Agreement, dated as of May 1, 2023, among Mercedes-Benz Vehicle Trust, as borrower, U.S. Bank Trust National Association, as administrative agent, Collateral Title Co., as collateral agent, and MBFS USA, as lender and as servicer. (attached as Exhibit 4.3 to the Form 8-K filed by the Depositor on May 30, 2023, which is incorporated herein by reference) https://www.sec.gov/Archives/edgar/data/1974300/000114036123027183/brhc20053443_ex4-3.htm

4.4
2025-A Exchange Note Supplement, dated as of May 1, 2025, among Mercedes-Benz Vehicle Trust, as borrower, U.S. Bank Trust National Association, as administrative agent, Collateral Title Co., as collateral agent, MBFS USA, as lender and as servicer, and the Indenture Trustee.

10.1	First-Tier Sale Agreement, dated as of May 1, 2025, between MBFS USA, as seller, and Mercedes-Benz Trust Leasing, as purchaser.
10.2	Second-Tier Sale Agreement, dated as of May 1, 2025, between Mercedes-Benz Trust Leasing, as seller, and the Issuer, as purchaser.
10.3
Second Amended and Restated Servicing Agreement, dated as of May 1, 2023, among MBFS USA, as servicer and as lender, Mercedes-Benz Vehicle Trust, as titling trust, and Collateral Title Co., as collateral agent. (attached as Exhibit 10.3 to the Form 8-K filed by the Depositor on May 30, 2023, which is incorporated herein by reference) https://www.sec.gov/Archives/edgar/data/1974300/000114036123027183/brhc20053443_ex10-3.htm

10.4	2025-A Servicing Supplement, dated as of May 1, 2025, among MBFS USA, as servicer and as lender, Mercedes-Benz Vehicle Trust, as titling trust, and Collateral Title Co., as collateral agent.
10.5	Asset Representations Review Agreement, dated as of May 1, 2025 among the Issuer, MBFS USA, as administrator and as servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer.
36.1	Depositor Certification for shelf offerings of asset-backed securities.

99.1
Amended and Restated Intercreditor Agreement, dated as of May 24, 2023, among MBFS USA, the Titling Trust, Mercedes-Benz Trust Holdings LLC, as initial beneficiary, and the other entities that become a party thereto from time to time pursuant to a joinder agreement. (attached as Exhibit 99.1 to the Form 8-K filed by the Depositor on May 30, 2023, which is incorporated herein by reference) https://www.sec.gov/Archives/edgar/data/1974300/000114036123027183/brhc20053443_ex99-1.htm

99.2
2025-A Collateral Account Control Agreement, dated as of May 1, 2025, among the Issuer, as initial secured party, and U.S. Bank Trust Company, National Association, as assignee-secured party, and U.S. Bank National Association, as securities intermediary.

99.3
Titling Trust Account Control Agreement, dated as of May 1, 2025, among Mercedes-Benz Vehicle Trust, as initial secured party, U.S. Bank Trust Company, National Association, as assignee-secured party, and U.S. Bank National Association, as securities intermediary.

99.4	2025-A Administration Agreement, dated as of May 1, 2025, among the Issuer, MBFS USA, as administrator, and the Indenture Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCEDES-BENZ TRUST LEASING LLC, as Depositor

	By:	/s/ Steven C. Poling
Steven C. Poling
Assistant Secretary

Date: May 16, 2025